Exhibit 10.1

Execution Version

BACKSTOP AGREEMENT

This Backstop Agreement (this “Agreement”) is entered into as of December 30, 2021, by and between Capstar Special Purpose Acquisition Corp., a Delaware corporation (the “Company”), PureTech Health LLC (“PureTech”) and SSD2, LLC (“SSD2” and together with PureTech, the “Purchasers”, and each a “Purchaser”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

Recitals

WHEREAS, the Company was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (as amended from time to time, the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”) at a price of $10.00 per Public Unit, each Public Unit comprised of one share of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Shares,” and the Class A Shares included in the Public Units, the “Public Shares”), and one-half of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share;

WHEREAS, the Registration Statement was declared effective on July 1, 2020;

WHEREAS, the Company consummated the IPO of 27,600,000 Public Units on July 7, 2020 (the “IPO Closing”);

WHEREAS, simultaneously with the IPO Closing, the Company consummated the sale of 7,520,000 Warrants in a private placement to Capstar Sponsor Group, LLC (the “Private Placement Warrants”);

WHEREAS, proceeds from the IPO and the sale of the Private Placement Warrants in an aggregate amount equal to substantially all of the gross proceeds from the IPO were deposited into a trust account for the benefit of the holders of the Public Shares (the “Trust Account”), as described in the Registration Statement;

WHEREAS, the holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account;

WHEREAS, the Company intends to consummate the transaction (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of July 19, 2021 (as amended from time to time, the “Business Combination Agreement”), by and among the Company, CPSR Gelesis Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, and Gelesis, Inc., a Delaware corporation; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which concurrently with the closing of the Business Combination (the “Business Combination Closing”), the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, on a private placement basis, the aggregate number of Class A Shares (the “Backstop Purchase Shares”) determined pursuant to Sections 1(a) and 1(b) hereof, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Sale and Purchase.

(a)       Backstop Purchase Shares. (i) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company up to a maximum of 1,500,000 Backstop Purchase Shares (the “Maximum Shares”) for a purchase price of $10.00 per Backstop Purchase Share (the “Backstop Purchase Price”), or up to an aggregate of $15,000,000.00 (the “Maximum Purchase Price”), with the actual number of Backstop Purchase Shares to be determined according to Section 1(b) through 1(e) below.

(ii)       The aggregate number of Backstop Purchase Shares to be issued and sold by the Company and purchased by the Purchasers shall be such number of Backstop Purchase Shares that, when issued and sold by the Company and purchased by the Purchasers, will result in gross proceeds to the Company equal to the amount by which the Maximum Purchase Price exceeds the Available Funds (as defined below).

(iii)       The obligations of each Purchaser hereunder shall be several and not joint. PureTech shall be obligated to purchase 66-2/3% of the Backstop Purchase Shares to be purchased hereunder and SSD2 shall be obligated to purchase 33-1/3% of the Backstop Purchase Shares to be purchased hereunder.

(b)       Backstop Purchase Limit. Notwithstanding anything to the contrary in this Agreement, the Purchasers shall not be required to fund an aggregate amount in connection with the Capstar Stockholder Redemptions greater than the Maximum Purchase Price. The Purchasers shall only be obligated to purchase the Backstop Purchase Shares in the event that, at the Effective Time, the amount of funds remaining in the Trust Account after giving effect to the Capstar Stockholder Redemptions (the “Available Funds”) is less than the Maximum Purchase Price.

(c)       Company Notice. On the date by which Capstar Stockholder Redemptions are required to be made in accordance with the Company’s amended and restated certificate of incorporation (the “Charter”) (which date is two (2) Business Days (as defined below) prior to the date of the Capstar Stockholders Meeting), to the extent the Capstar Stockholder Redemptions are greater than $261,178,675), the Company shall deliver a written notice (the “Company Notice”) to the Purchasers setting forth:

(i)        the total number of Class A Shares subject to the Capstar Stockholder Redemptions;

(ii)       subject to the limitations set forth in Section 1(b), the total number of Class A Shares the Company is requiring the Purchasers to subscribe for in accordance with Section 1(a)(ii) of this Agreement;

(iii)       the resulting aggregate Backstop Purchase Price (as calculated in accordance with Section 1(a)), which amount shall in no event be greater than the Maximum Purchase Price;

(iv)       the anticipated Backstop Closing Date (as defined below); and

(v)       instructions for wiring the aggregate Backstop Purchase Price.

The Company Notice shall constitute the binding obligation of the Purchasers to purchase, and the Company to sell to the Purchasers, the Backstop Purchase Shares for the aggregate Backstop Purchase Price, subject to the terms and conditions of this Agreement, at the closing of the sale of Backstop Purchase Shares (the “Backstop Closing”).

(d)       Issuance of Backstop Sponsor Shares. Subject to the terms and conditions hereof and the terms and conditions of the Sponsor Letter Agreement, at the Backstop Closing, the Company will issue to Purchasers 1,983,750 Class A Shares (such shares, the “Backstop Sponsor Shares” and, together with the Backstop Purchase Shares, the “Backstop Shares”). 66-2/3% of such Backstop Sponsor Shares shall be issued to PureTech and 33-1/3% of such Backstop Sponsor Shares shall be issued to SSD2.

(e)       Delivery of Backstop Shares. The Backstop Closing shall be held on the same date and concurrently with the Business Combination Closing (such date being referred to as the “Backstop Closing Date”). At least one (1) Business Day prior to the Backstop Closing Date, each Purchaser shall deliver to the Company the aggregate Backstop Purchase Price for all Backstop Purchase Shares purchased by such Purchaser, if any, by wire transfer of U.S. dollars in immediately available funds to the account specified in the Company Notice to be held in escrow until the Backstop Closing. Immediately prior to the Backstop Closing on the Backstop Closing Date, (A) the aggregate Backstop Purchase Price shall be released from escrow automatically and without further action by the Company or the Purchasers and (B) upon such release, the Company shall issue the Backstop Purchase Shares purchased by such Purchaser and the Backstop Sponsor Shares issuable to such Purchaser pursuant to Section 2(e) in book-entry form, free and clear of any liens, registered in the name of such Purchasers (or its nominee in accordance with its delivery instructions), or to a custodian designated by such Purchaser, as applicable. In the event the Business Combination Closing does not occur within ten (10) Business Days of the date scheduled for closing, the Backstop Closing shall not occur and the Company shall promptly (but not later than one (1) Business Day thereafter) return the aggregate Backstop Purchase Price to the Purchasers; provided that the return of the aggregate Backstop Purchase Price placed in escrow shall not terminate this Agreement or otherwise relieve either party of any of its obligations hereunder and the Company may provide a subsequent Company Notice pursuant to Section 1(c). For purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(f)       Legends.   In addition to any notation or legend required under the Registration and Stockholder Rights Agreement, each register and book entry for the Backstop Shares received by the Purchasers hereunder shall contain a notation, and each certificate (if any) evidencing the Backstop Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN BACKSTOP AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

2.       Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a)       Organization and Power. Such Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)       Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute the valid and legally binding obligation of the Purchasers, enforceable against the Purchasers in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights (as defined below) may be limited by applicable federal or state securities laws.

(c)       Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d)       Compliance with Other Instruments. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to such Purchaser, in each case (other than clause (i)), which would have a material adverse effect on such Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e)       Purchase Entirely for Own Account. This Agreement is made with such Purchaser in reliance upon such Purchaser’s representations to the Company, which by such Purchaser’s execution of this Agreement, such Purchaser hereby confirms, that the Backstop Shares to be acquired by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Backstop Shares. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f)       Disclosure of Information. Such Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering and sale of the Backstop Purchase Shares, as well as the terms of the IPO and the proposed Business Combination, with the Company’s management.

(g)       Restricted Securities. Such Purchaser understands that the offer and sale of the Backstop Purchase Shares and issuance of the Backstop Sponsor Shares to such Purchaser has not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Backstop Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Backstop Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Backstop Shares for resale, except for the Registration Rights. Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Backstop Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(h)       No Manipulation. Such Purchaser is not entering into the transactions contemplated by this Agreement to create actual or apparent trading activity in the Class A Shares (or any security convertible into or exchangeable for Class A Shares) or to raise or depress or otherwise manipulate the price of the Class A Shares (or any security convertible into or exchangeable for the Class A Shares) or otherwise in violation of the Exchange Act. Each Purchaser has not entered into or altered, and agrees that such Purchaser will not enter into or alter, any corresponding or hedging transaction or position with respect to the Class A Shares.

(i)       High Degree of Risk. Such Purchaser understands that its agreement to purchase the Backstop Purchase Shares involves a high degree of risk which could cause such Purchaser to lose all or part of its investment.

(j)       Accredited Investor. Such Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k)       No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Backstop Purchase Shares.

(l)       Residence. The principal place of business of such Purchaser is the office located at the address of such Purchaser set forth on the signature page hereof.

(m)       Non-Public Information. Such Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(n)       Adequacy of Financing. At the time of the Backstop Closing, such Purchaser will have available to it sufficient funds to satisfy its obligations under this Agreement.

(o)       No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchasers nor any person acting on behalf of the Purchasers nor any of the Purchasers’ affiliates (the “Purchaser Parties”) have made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchasers and the offering, sale and purchase of the Backstop Purchase Shares and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

(p)       Affiliation of Certain FINRA Members. Such Purchaser is not a person associated or affiliated with any underwriter of the IPO or, to their actual knowledge, any other member of the Financial Industry Regulatory Authority that participated in the IPO.

3.       Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

(a)       Incorporation and Corporate Power. The Company is duly incorporated and validly existing and in good standing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b)       Capitalization. On the date hereof, the authorized share capital of the Company consists of:

(i)       100,000,000 Class A Shares, 27,600,000 of which are included in the Public Units that are issued and outstanding.

(ii)       10,000,000 shares of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Shares”), 6,900,000 of which are issued and outstanding. All of the outstanding Class B Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii)       1,000,000 shares of undesignated preferred stock, none of which are issued and outstanding.

(c)       Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement and to issue the Backstop Shares at the Backstop Closing has been taken or will be taken prior to the Backstop Closing. All action on the part of the stockholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Backstop Closing, and the issuance and delivery of the Backstop Shares has been taken or will be taken prior to the Backstop Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d)       Valid Issuance of Securities. The Backstop Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchasers. Assuming the accuracy of the representations of the Purchasers in this Agreement and subject to the filings described in Section 3(e) below, the Backstop Shares will be issued in compliance with all applicable federal and state securities laws.

(e)       Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchasers in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for applicable requirements of the Securities Act, and applicable state securities laws, if any, and pursuant to the Registration Rights.

(f)       Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Company’s Charter, or other governing documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g)       No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Backstop Purchase Shares.

(h)       No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, the offering, sale and purchase of the Backstop Purchase Shares, the IPO or the Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchasers in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

4.       Registration Rights; Transfer

(a)       Registration Rights.

(i)       The Company agrees that, within forty-five (45) calendar days after the Closing Date (the “Filing Date”), it will file with the SEC (at its sole cost and expense) a registration statement registering the resale of the Backstop Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) calendar days (or ninety (90) calendar days if the SEC notifies the Company that it will “review” the Registration Statement) following the Filing Date and (ii) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Backstop Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (x) the fourth anniversary of the Closing, (y) the date on which the Purchasers cease to hold any Backstop Shares issued pursuant to this Subscription Agreement, or (z)  the first date on which the Purchasers are able to sell all of their Backstop Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable) (the “Effectiveness Period”). Each Purchaser agrees to disclose its ownership to the Company upon request to assist it in making the determination described above. The Company will provide a draft of the Registration Statement to the Purchasers for review at least ten (10) days in advance of filing the Registration Statement.  In no event shall any Purchaser be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that any Purchaser be identified as a statutory underwriter in the Registration Statement, such Purchaser will have an opportunity to withdraw its Backstop Shares from the Registration Statement. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Backstop Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Backstop Shares which is equal to the maximum number of Backstop Shares as is permitted by the SEC. In such event, the number of Backstop Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. For as long as the Registration Statement shall remain effective pursuant to this Section 4(a), the Company will use commercially reasonable efforts to (1) qualify the Backstop Shares for listing on an Applicable Exchange, and (2) update or amend the Registration Statement as necessary to include the Backstop Shares. For as long as any Purchaser holds the Backstop Shares, the Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Backstop Shares pursuant to the Registration Statement or Rule 144 of the Securities Act (when Rule 144 of the Securities Act becomes available to the Purchasers), as applicable. Notwithstanding anything to the contrary contained herein, the Company may delay or postpone filing of such Registration Statement, and from time to time require the Purchasers not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement, if the board of directors of the Company determines in good faith that either in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, however, that (i) the Company may not delay or suspend the Registration Statement on more than two occasions or for more than ninety (90) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period, and (ii) the Company shall use commercially reasonable efforts to make such Registration Statement available for the sale by the undersigned of such securities as soon as practicable thereafter. The Company will use all commercially reasonable efforts to give the Purchasers prior written notice of a Suspension Event. If so directed by the Company, the Purchasers will deliver to the Company or, in any Purchaser’s sole discretion destroy, all copies of the prospectus covering the Backstop Shares in such Purchaser’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Backstop Shares shall not apply (i) to the extent any Purchaser is required to retain a copy of such prospectus (A) in order to comply with applicable legal or regulatory requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. The Company’s obligations to include the Backstop Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Purchasers furnishing in writing to the Company such information regarding the Purchasers, the securities of the Company held by the Purchasers and the intended method of disposition of such Backstop Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Company to effect the registration of such Backstop Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

(ii)       The Company shall use commercially reasonable efforts, if requested by any Purchaser, to (i) cause the removal of any restrictive legend related to compliance with the federal securities laws set forth on the Backstop Shares, (ii) cause its legal counsel to deliver an opinion, if necessary, to the transfer agent in connection with the instruction under subclause (i) to the effect that removal of such legends in such circumstances may be effected in compliance under the Securities Act, and (iii) issue Backstop Shares without any such legend in certificated or book-entry form or by electronic delivery through The Depository Trust Company, at any Purchaser’s option, within three (3) business days of such request, if (A) the Backstop Shares are registered for resale under the Securities Act, (B) the Backstop Shares may be sold by the Purchaser without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions, or (C) the Purchaser has sold or transferred, or proposes to sell or transfer within five (5) business days of such request, Backstop Shares pursuant to the Registration Statement or in compliance with Rule 144. The Company’s obligation to remove legends under this Section 4 may be conditioned upon the Purchaser providing such representations and documentation as are reasonably necessary and customarily required in connection with the removal of restrictive legends.

(iii)       At its expense the Company shall advise the Purchasers within two (2) business days: (i) when a Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Backstop Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any of the foregoing or of a Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the undersigned agrees that (1) it will immediately discontinue offers and sales of the Backstop Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (2) it will maintain the confidentiality of any information included in such written notice delivered by the Company except (A) for disclosure to any Purchaser’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law or subpoena. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. Upon the occurrence of any event contemplated in clauses (i) through (v) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Backstop Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)       The Company shall indemnify, defend and hold harmless each Purchaser (to the extent a seller under the Registration Statement), its officers, directors, members, managers, partners, shareholders, employees and agents of each of them, and each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein or such Purchaser has omitted a material fact from such information; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Purchaser, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of a Purchaser in violation of this Section 4. The Company shall notify such Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Backstop Shares by such Purchaser.

(v)       Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein or such Purchaser has omitted a material fact from such information; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of any Purchaser be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Backstop Shares pursuant to the Registration Statement giving rise to such indemnification obligation. Each Purchaser shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which such Purchaser is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Backstop Shares by such Purchaser.

(vi)       If the indemnification provided under this Section 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4(iv) and 4(v) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4(vi) from any person or entity who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 4(vi) shall be individual, not joint and several, and in no event shall the liability of any Purchaser hereunder exceed the net proceeds received by such Purchaser upon the sale of the Backstop Shares giving rise to such indemnification obligation.

(b)       Lock-up. Each Purchaser agrees that the Backstop Sponsor Shares, but not the Backstop Purchase Shares, shall be subject to the lock-up and transfer restrictions set forth in clause (ii) of the definition of “Lock-up Period” and Section 5.1 of the Registration and Stockholder Rights Agreement.

(c)       Transfer. This Agreement and the rights and obligations of each Purchaser hereunder (including such Purchaser’s obligation to purchase the Backstop Purchase Shares) may be transferred or assigned, at any time and from time to time, in whole or in part, to one or more affiliates of such Purchaser (each such transferee, a “Transferee”). Upon any such assignment:

(i)       the applicable Transferee shall execute a signature page to this Agreement, substantially in the form of Exhibit A hereto (the “Joinder Agreement”), which shall reflect the number of Backstop Purchase Shares to be purchased by such Transferee (the “Transferee Securities”), and, upon such execution, such Transferee shall have all the same rights and obligations of the Purchasers hereunder with respect to the Transferee Securities, and references herein to the “Purchaser” shall be deemed to refer to and include any such Transferee with respect to such Transferee and to its Transferee Securities; provided, that any representations, warranties, covenants and agreements of the Purchasers and any such Transferee shall be several and not joint and shall be made as to a Purchaser or any such Transferee, as applicable, as to itself only; and

(ii)       upon a Transferee’s execution and delivery of a Joinder Agreement, the number of Backstop Purchase Shares to be purchased by the Purchasers hereunder shall be reduced pro rata by the total number of Backstop Purchase Shares to be purchased by the applicable Transferee pursuant to the applicable Joinder Agreement, which reduction shall be evidenced by the Purchasers and the Company amending Schedule A to this Agreement to reflect each transfer, and the Purchasers shall be fully and unconditionally released from their respective obligation to purchase such Transferee Securities hereunder. For the avoidance of doubt, this Agreement need not be amended and restated in its entirety, but only Schedule A needs be so amended and updated and executed by each of the Purchaser and the Company upon the occurrence of any such transfer of Transferee Securities.

5.       Additional Agreements, Acknowledgements and Waivers of the Purchasers.

(a)       Non-Redemption. Each Purchaser agrees that it shall not redeem any Class A Shares in connection with the Business Combination.

(b)       No Short Sales. Each Purchaser agrees that, from the date of this Agreement until the Business Combination Closing, such Purchaser and any person or entity acting on behalf of such Purchaser or pursuant to any understanding with such Purchaser will not engage in any hedging transactions or Short Sales with respect to securities of the Company. For purposes of this Section 5(b), “Short Sales” shall include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, (ii) all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and (iii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(c)       Trust Account.

(i)       Each Purchaser hereby acknowledges that it is aware that the Company established the Trust Account for the benefit of its public stockholders upon the IPO Closing. Each Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, each Purchaser may have in respect of any Public Shares held by it.

(ii)       Each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it. In the event such Purchaser has any Claim against the Company under this Agreement, such Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it.

6.       New York Stock Exchange Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares on the New York Stock Exchange (or another national securities exchange).

7.       Backstop Closing Conditions.

(a)       The obligation of the Purchasers to purchase the Backstop Purchase Shares at the Backstop Closing under this Agreement shall be subject to the fulfillment, at or prior to the Backstop Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i)       The Business Combination shall be consummated substantially concurrently with the purchase of the Backstop Purchase Shares and the issuance of the Backstop Sponsor Shares;

(ii)       The Company shall have delivered to the Purchasers a certificate evidencing the Company’s good standing as a Delaware corporation;

(iii)       The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Backstop Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv)       The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Backstop Closing; and

(v)       No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchasers of the Backstop Purchase Shares or the issuance by Company of the Backstop Sponsor Shares.

(b)       The obligation of the Company to sell the Backstop Purchase Shares at the Backstop Closing under this Agreement shall be subject to the fulfillment, at or prior to the Backstop Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i)       The Business Combination shall be consummated substantially concurrently with the purchase of the Backstop Purchase Shares;

(ii)       The representations and warranties of the Purchasers set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Backstop Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchasers or their ability to consummate the transactions contemplated by this Agreement;

(iii)       Each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Backstop Closing; and

(iv)       No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by either Purchaser of the Backstop Purchase Shares.

8.        Termination. This Agreement may be terminated at any time prior to the Backstop Closing:

(a)       by mutual written consent of the Company and the Purchasers;

(b)       automatically, upon the termination of the Business Combination Agreement, as provided under the terms therein; or

(c)       automatically, if the Business Combination is not consummated within twenty-four (24) months from the closing of the IPO, or such later date as may be approved by the Company’s stockholders.

In the event of any termination of this Agreement pursuant to this Section 8, the aggregate Backstop Purchase Price (and interest thereon, if any), if previously paid, and all Purchasers’ funds paid in connection herewith shall be promptly returned to the Purchasers in accordance with written instructions provided by the Purchasers to the Company, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchasers or the Company and their respective directors, officers, employees, partners, managers, members, or stockholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 8 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement. Section 5(d) shall survive termination of this Agreement.

9.       General Provisions.

(a)       Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Capstar Special Purpose Acquisition Corp., 405 West 14th Street, Austin, TX 78701, Attn: Benjamin M. Hanson, with a copy to the Company’s counsel at: Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attn: Christopher S. Auguste. All communications to the Purchasers shall be sent to the Purchasers’ respective addresses as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b)       No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and its of defending against such liability or asserted liability) for which such Purchaser or any of their respective officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each of the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c)       Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Backstop Closing.

(d)       Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e)       Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)       Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g)       Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h)       Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i)       Governing Law. This Agreement, the entire relationship of the parties hereto, and any dispute between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j)       Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k)       WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(l)       Amendments. This Agreement may not be amended, modified or waived as to any particular provision except with the prior written consent of the Company and each of the Purchasers.

(m)       Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n)       Expenses. Each of the Company and the Purchasers will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent; stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Backstop Shares.

(o)       Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p)       Waiver.     No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q)       Specific Performance. The Purchasers agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchasers in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

PureTech Health LLC

By:	/s/ George Farmer
Name:	George Farmer
Title:	Chief Financial Officer

Address for Notices:

PureTech Health LLC

6 Tide Street, Suite 400

Boston, MA 02210

Attention: Legal Department

PURCHASER:

SSD2, LLC

By:	/s/ Elon Boms
Name:	Elon Boms
Title:	Manager

Address for Notices:

SSD2, LLC

1 Mifflin Place

Suite 320

Cambridge, MA 02138

Attention: Elon Boms

Email: elon@pvfamilyoffice.com

[Signature Page to Backstop Agreement]

COMPANY:

Capstar Special Purpose Acquisition Corp.

By:	/s/ R. Steven Hicks
Name:	R. Steven Hicks
Title:	Chief Executive Officer

[Signature Page to Backstop Agreement]

EXHIBIT A

JOINDER

TO BE EXECUTED UPON ANY ASSIGNMENT IN ACCORDANCE WITH THIS AGREEMENT TO “NUMBER OF BACKSTOP PURCHASE Shares” AND “AGGREGATE PURCHASE PRICE FOR BACKSTOP PURCHASE Shares ” SET FORTH BELOW

Number of Backstop Purchase Shares:
Aggregate Purchase Price for Backstop Purchase Shares:	$

Number of Backstop Purchase Shares and Aggregate Purchase Price for Backstop Purchase Shares as of , , accepted and agreed to as of this day of , .

[__________]

By:
Name:
Title:

Capstar Special Purpose Acquisition CORP.

By:
Name:
Title:

SCHEDULE A

SCHEDULE OF TRANSFERS OF BACKSTOP PURCHASE Shares

The following transfers of a portion of the original number of Backstop Purchase Shares have been made:

Date of Transfer	Transferee	Number of Backstop Purchase Shares Transferred	Purchaser Revised Backstop Purchase Shares Amount

A-1

TO BE EXECUTED UPON ANY ASSIGNMENT OF BACKSTOP PURCHASE Shares:

Schedule A as of , , accepted and agreed to as of this day of , by:
[__________]	Capstar Special Purpose Acquisition CORP.

By:	By:
Name:	Name:
Title:	Title:

A-2